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                                                                    Exhibit 23.2

                      CONSENT OF BERWIND FINANCIAL, L.P.


     We consent to the use of our fairness opinion, dated May 24, 2001, in this Amendment No. 1 to Registration Statement No.: 333-60400 of Promistar Financial Corporation on Form S-4.



                                          /s/ Berwind Financial, L.P.

                                          May 24, 2001